UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          Date of report: May 8, 2007

                           THERAGENICS CORPORATION(R)

               (Exact name of registrant as specified in charter)

        Delaware                    000-15443                    58-1528626
(State of incorporation)    (Commission File Number)           (IRS Employer
                                                             Identification No.)

                           5203 Bristol Industrial Way
                              Buford, Georgia 30518

               (Address of principal executive offices / Zip Code)
                                 (770) 271-0233
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.    Results of Operations and Financial Condition.

     On May 8, 2007, Theragenics Corporation (the "Company") issued a press release regarding its consolidated financial results for the quarter ended April 1, 2007. The Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        Theragenics Corporation

                                                             (Registrant)

                                                          Dated: May 8, 2007

                                                    By: /s/ M. Christine Jacobs
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                                                        M. Christine Jacobs
                                                        Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibit No.         Description

99.1                Press Release, dated May 8, 2007 of Theragenics Corporation.